SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



            Date of (earliest event reported): October 12, 1999


                              EMC CORPORATION
           (Exact name of registrant as specified in its charter)


Massachusetts                          1-9853                 No. 04-2680009
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)           Identification No.)



35 Parkwood Drive, Hopkinton, MA                                01748
(Address of principal executive offices)                      (zip code)



Registrant's telephone number, including area code:  (508) 435-1000




Item 2.  Acquisition or Disposition of Assets

         On October 12, 1999, EMC Corporation ("EMC") completed the acquisition of Data General Corporation ("Data General") pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of August 6, 1999 (the "Merger Agreement"), by and among EMC, a Massachusetts corporation, Emerald Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of EMC ("Emerald"), and Data General, a Delaware corporation.

         Emerald merged with and into Data General (the "Merger") with Data General surviving the Merger as a wholly-owned subsidiary of EMC, effective as of October 12, 1999. Each share of Data General common stock was converted into the right to receive 0.3125 of a share of EMC common stock. The conversion ratio was determined through arm's length negotiations.

         The Merger Agreement is incorporated herein by reference from EMC's Current Report on Form 8-K for an event dated August 6, 1999 and is listed herein as Exhibit 2.1. Copies of EMC's press releases announcing the effectiveness of the Merger and the framework for the integration of Data General into EMC's operations are incorporated herein by reference and are included as Exhibits 99.1 and 99.2 herein. The foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired. To be filed by amendment to this Current Report on Form 8-K.

         (b) Pro Forma Financial Information. To be filed by amendment to this Current Report on Form 8-K.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger dated as of August 6, 1999 by and among EMC Corporation, Emerald Merger Corporation and Data General Corporation (filed as Exhibit 2.1 to EMC's Current Report on Form 8-K for an event dated August 6, 1999 and incorporated herein by reference).

         99.1     Press Release dated October 12, 1999.

         99.2     Press Release dated October 18, 1999.





                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMC CORPORATION



Date:    October 20, 1999                  By: /s/ Paul T. Dacier
                                                -----------------------------
                                                Paul T. Dacier
                                                Vice President and
                                                General Counsel




                               Exhibit Index


Exhibit No.    Description

2.1 Agreement and Plan of Merger dated as of August 6, 1999 by and among EMC Corporation, Emerald Merger Corporation and Data General Corporation (filed as Exhibit 2.1 to EMC's Current Report on Form 8-K for an event dated August 6, 1999 and incorporated herein by reference).

99.1           Press Release dated October 12, 1999.

99.2           Press Release dated October 18, 1999.